SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2015

SANDERSON FARMS, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-14977	64-0615843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 Flynt Road
Laurel, Mississippi		39443
(Address of principal executive offices)		(Zip Code)

(601) 649-4030

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Form 8-K of Sanderson Farms, Inc. dated November 1, 2015 and filed with the Securities and Exchange Commission on November 2, 2015 (the “Original 8-K”). The sole purpose of this amendment is to provide revised versions of Exhibits 10.1 and 10.2 to correct certain typographical errors. The revised versions of Exhibits 10.1 and 10.2 filed herewith replace Exhibits 10.1 and 10.2 filed with the Original 8-K. No disclosure was changed as a result of this error and no other amendments are made to the Original 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(c) The following exhibits are filed with this Current Report:

Exhibit No.	Description

10.1+	Employment Agreement dated as of November 1, 2015 between the Registrant and Joe F. Sanderson, Jr.

10.2+	Employment Agreement dated as of November 1, 2015 between the Registrant and Lampkin Butts.

+	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERSON FARMS, INC.
(Registrant)

Date: January 13, 2016	By:	/s/ D. Michael Cockrell
D. Michael Cockrell
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1+	Employment Agreement dated as of November 1, 2015 between the Registrant and Joe F. Sanderson, Jr.

10.2+	Employment Agreement dated as of November 1, 2015 between the Registrant and Lampkin Butts.

+	Management contract or compensatory plan or arrangement.